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                                                                  Exhibit 10.6.e


                               FIRST AMENDMENT OF
              FMC TECHNOLOGIES, INC. EMPLOYEES' RETIREMENT PROGRAM
         PART I SALARIED AND NONUNION HOURLY EMPLOYEES' RETIREMENT PLAN
         --------------------------------------------------------------

     WHEREAS, FMC Technologies, Inc. (the "Company") maintains the FMC Technologies, Inc. Employees' Retirement Program Part I Salaried and Nonunion Hourly Employees' Retirement Plan (the "Plan"); and

     WHEREAS, amendment of the Plan is now considered desirable;

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, and
                           -----------------------------
pursuant to authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan is hereby amended, effective May 1, 2001, in the following respects:

     1.  By substituting "65/th/" for "62/nd/" in the last line of Section
         3.2.3.

     2. By deleting the last paragraph of Section 4-4 of Supplement 4 and inserting the following in lieu thereof:

         Life and 10 Year Certain Annuity: A life and 10 Year Certain Annuity
         --------------------------------
     is an immediate annuity which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death, if the monthly annuity has been paid for a period shorter than 120 months, it will continue, in the same amount as during the Participant's life, for the remainder of the 120-month term certain. The Participant's Joint Annuitant will receive any payments due after the Participant's death.

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 1/st/ day of August, 2001.


                                          FMC Technologies, Inc.



                                          By: /s/ William H. Schumann III
                                             ----------------------------
                                          Member, Employee Welfare Benefits Plan
                                          Committee